Supplemental Information Third Quarter 2024 1

2 Table of Contents Page Portfolio Highlights 4 Financial Information 7 Debt & Capitalization 21 Leasing Activity & Asset Management 25 Components of Net Asset Value 28 Property Information 30 Portfolio Characteristics 35 Notes & Definitions 55

3 Cautionary Note Regarding Forward-Looking Statements Cautionary Note Regarding Forward-Looking Statements This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We intend for all such forward-looking statements to be covered by the applicable safe harbor provisions for forward- looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. The forward-looking statements contained in this document reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: general economic and financial conditions; market volatility; inflation; any potential recession or threat of recession; interest rates; disruption in the debt and banking markets; tenant, geographic concentration, and the financial condition of our tenants; competition for tenants and competition with sellers of similar properties if we elect to dispose of our properties; our access to, and the availability of capital; whether we will be able to refinance or repay debt; whether work-from-home trends or other factors will impact the attractiveness of industrial and/or office assets; whether we will be successful in renewing leases as they expire; whether we will re-lease available space above or at current market rental rates; future financial and operating results; our ability to manage cash flows; dilution resulting from equity issuances; expected sources of financing, including the ability to maintain the commitments under our revolving credit facility, and the availability and attractiveness of the terms of any such financing; legislative and regulatory changes that could adversely affect our business; cybersecurity incidents or disruptions to our or our third party information technology systems; our ability to maintain our status as a REIT and our Operating Partnership as a partnership for U.S. federal income tax purposes; our future capital expenditures, operating expenses, net income, operating income, cash flow and developments and trends of the real estate industry; whether we will be successful in the pursuit of our business plans, objectives, expectations and intentions, including any acquisitions, investments, or dispositions; whether we will succeed in our investment objectives; any fluctuation and/or volatility of the trading price of our common shares; risks associated with our dependence on key personnel whose continued service is not guaranteed; and other factors, including those risks disclosed in “Risk Factors" and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission. While forward-looking statements reflect our good faith beliefs, assumptions and expectations, they are not guarantees of future performance. The forward-looking statements speak only as of the date of this document. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this document, except as required by applicable law. We caution investors not to place undue reliance on any forward-looking statements, which are based only on information currently available to us. Notice Regarding Non-GAAP Financial Measures: In addition to U.S. GAAP financial measures, this document contains and may refer to certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in the “Notes & Definitions” of this document if the reconciliation is not presented on the page in which the measures are published.

Portfolio Highlights 4

5 High-Quality Portfolio of Industrial & Office Properties Net-Leased to a Diversified Pool of Creditworthy Tenants4 62 Properties 16.2M Square Feet 22 States 95.6%3 Leased 27.5%/61.8%/10.7%1 Industrial/Office/Other 6.6 Years1 WALT 57.4%1,2 Investment Grade 1.9%1 Avg. Annual Rent Escalations 1 Weighted average based on ABR. 2 Represents ratings of tenants, guarantors or non-guarantor parent entities. There can be no assurance that such guarantors or parent entities will satisfy the tenant’s lease obligations. For more information, see definition of investment grade in "Notes and Definitions." 3 Based on rentable square feet. 4 Peakstone Realty Trust (the "Company") has no affiliation, connection or association with and is not sponsored or approved by the tenants of its properties. Peakstone Realty Trust has not approved or sponsored its tenants or their products and services. All product and company names, logos and slogans are the trademarks or service marks of their respective owners. Industrial Office Wholly-Owned Portfolio Snapshot As of September 30, 2024 Unaudited Unaudited

6 (Unaudited, USD in thousands) Number of Properties Economic Occupancy1 Total Rentable Square Feet WALT (years)2 Annualized Base Rent Investment Grade by Segment3 Industrial4 19 100.0% 9,001,800 6.3 $ 50,017 58.0 % Office5 33 98.7 5,360,700 7.2 112,313 60.0 TOTAL / WEIGHTED AVERAGE INDUSTRIAL AND OFFICE 52 99.5% 14,362,500 6.9 $ 162,330 59.4 % Other6 10 65.4 1,878,300 3.8 19,504 41.4 TOTAL / WEIGHTED AVERAGE PORTFOLIO 62 95.6% 16,240,800 6.6 $ 181,834 57.4% 1 Based on rentable square feet. 2 Weighted average based on ABR. 3 Weighted average based on ABR. Represents ratings of tenants, guarantors or non-guarantor parent entities. There can be no assurance that such guarantors or parent entities will satisfy the tenant’s lease obligations. For more information, see definition of ininvestment grade in "Notes and Definitions." 4 The Industrial segment consists of high-quality, well-located industrial properties with modern specifications. 5 The Office segment consists of newer, high-quality office properties. 6 The Other segment consists of vacant and non-core properties, together with other properties in the same cross-collateralized loan pools. Wholly-Owned Portfolio As of September 30, 2024

Financial Information 7

# Select Financial Data

| (Unaudited, USD in thousands, except per share metrics) | For the Quarter Ended 9/30/2024 | 6/30/2024 | 3/31/2024 | 12/31/2023 | 9/30/2023 |
|---|---|---|---|---|---|
| **SELECTED FINANCIAL DATA** | | | | | |
| Net (loss) income attributable to common shareholders per share - basic and diluted | $ (0.67) [1] | $ (0.11) | $ 0.14 | $ (0.55) | $ (3.55) |
| FFO per share/unit - basic and diluted | $ 0.58 [2] | $ 0.65 | $ 0.54 | $ 0.29 | $ (2.79) |
| AFFO per share/unit - basic and diluted | $ 0.65 [2] | $ 0.70 | $ 0.70 | $ 0.80 | $ 0.78 |
| Interest expense | $ 14,140 | $ 15,845 | $ 16,148 | $ 16,415 | $ 16,126 |
| Operating margin | 79.8 % | 81.2 % | 80.4 % | 79.8 % | 78.4 % |
| Normalized EBITDAre[3] | $ 37,940 | $ 41,051 | $ 39,473 | $ 42,085 | $ 58,297 |
| **WHOLLY-OWNED PORTFOLIO STATISTICS** | | | | | |
| Rentable Square Feet | 16,240,800 | 16,579,200 | 16,635,800 | 17,868,900 | 18,100,000 |
| Economic Occupancy (based on rentable square feet) | 95.6 % | 96.3 % | 95.8 % | 95.4 % | 95.9 % |
| Leased (based on rentable square feet) | 95.6 % | 96.3 % | 96.3 % | 96.4 % | 96.4 % |
| **CAPITALIZATION** | | | | | |
| Common shares outstanding | 36,377,254 | 36,370,740 | 36,346,608 | 36,304,145 | 35,997,549 |
| Weighted-average common shares outstanding - basic and diluted | 36,374,407 | 36,349,950 | 36,309,019 | 36,054,940 | 35,975,483 |
| Weighted-average OP Units outstanding | 3,211,894 | 3,215,665 | 3,218,826 | 3,404,247 | 3,482,977 |
| Total Consolidated Debt | $ 1,183,018 | $ 1,413,999 | $ 1,421,083 | $ 1,441,545 | $ 1,448,224 |
| Total Cash, Cash Equivalents and Restricted Cash | $ 266,731 | $ 461,296 | $ 447,464 | $ 401,010 | $ 370,097 |

[1] Calculated based on weighted-average number of common shares outstanding - basic and diluted of 36,374,407.
[2] Calculated based on weighted-average number of common shares outstanding - basic and diluted of 36,374,407 and weighted-average number of outstanding OP Units of 3,211,894 for a total of 39,586,301 shares. FFO and AFFO are non-GAAP financial measures. See slide 18 for reconciliation.
[3] Normalized EBITDAre is non-GAAP financial measure. See slide 19 for reconciliation.

Peakstone
REALTY TRUST

8

9 For the Quarter Ended (Unaudited, USD in thousands) 9/30/2024 6/30/2024 3/31/2023 12/31/2023 9/30/2023 REVENUE BY SEGMENT Industrial $ 14,918 $ 14,554 $ 14,833 $ 14,796 $ 13,934 Office 33,234 32,991 32,999 34,525 34,022 Industrial and Office Total 48,152 47,545 47,832 49,321 47,956 Other 6,808 8,407 11,395 13,737 13,757 Total Revenue $ 54,960 $ 55,952 $ 59,227 $ 63,058 $ 61,713 NOI BY SEGMENT1 Industrial $ 12,698 $ 12,854 $ 12,517 $ 12,651 $ 12,050 Office 27,447 27,328 27,514 28,748 27,920 Industrial and Office Total 40,145 40,182 40,031 41,399 39,970 Other 3,714 5,240 7,596 8,927 8,397 Total NOI $ 43,859 $ 45,422 $ 47,627 $ 50,326 $ 48,367 CASH NOI BY SEGMENT1 Industrial $ 11,131 $ 11,481 $ 11,817 $ 12,485 $ 11,901 Office 27,410 27,279 27,504 28,763 27,430 Industrial and Office Total 38,541 38,760 39,321 41,248 39,331 Other 3,652 5,242 8,009 9,274 8,598 Total Cash NOI $ 42,193 $ 44,002 $ 47,330 $ 50,522 $ 47,929 Select Financial Data (continued) 1 NOI and Cash NOI are non-GAAP financial measures. See slide 15 for reconciliations of NOI and Cash NOI for the quarters ending 9/30/2024 and 9/30/2023 and slide 61 for reconciliations of NOI and Cash NOI for the interim periods ending 6/30/2024 , 3/31/2024, and 12/31/2023.

# Consolidated Statement of Operations

| (Unaudited, USD in thousands, except per share metrics) | 9/30/2024 | 6/30/2024 | For the Quarter Ended 3/31/2024 | 12/31/2023 | 9/30/2023 |
|---|---|---|---|---|---|
| **REVENUES** | | | | | |
| Rental income | $ 54,960 | $ 55,952 | $ 59,227 | $ 63,058 | $ 61,713 |
| **EXPENSES** | | | | | |
| Property operating expense | 6,400 | 5,658 | 6,679 | 7,232 | 7,829 |
| Property tax expense | 4,286 | 4,513 | 4,510 | 5,079 | 5,077 |
| Property management fees | 415 | 359 | 411 | 421 | 440 |
| General and administrative expenses | 9,122 | 9,116 | 9,680 | 11,551 [1] | 9,653 |
| Corporate operating expenses to related parties | 141 | 169 | 166 | 178 | 257 |
| Depreciation and amortization | 22,742 | 22,998 | 23,415 | 25,373 | 25,003 |
| Real estate impairment provision | 42,894 | 6,505 | 1,376 | 12,138 | – |
| Total expenses | 86,000 | 49,318 | 46,237 | 61,972 | 48,259 |
| (Loss) income before other income (expenses) | (31,040) | 6,634 | 12,990 | 1,086 | 13,454 |
| **OTHER INCOME (EXPENSES)** | | | | | |
| Interest expense | (14,140) | (15,845) | (16,148) | (16,415) | (16,126) |
| Extinguishment of debt | (508) | – | – | – | – |
| Other income (expense), net | 3,592 | 5,167 | 4,045 | 5,498 | 3,654 |
| Net loss from investment in unconsolidated entity[1] | – | – | – | – | (144,598) |
| Gain (loss) from disposition of assets, net | 16,125 | (57) | 9,177 | 4,507 | 3,748 |
| Goodwill impairment provision | – | – | (4,594) | (16,031) | – |
| Transaction expenses | (578) | – | – | (412) | (80) |
| **NET (LOSS) INCOME** | (26,549) | (4,101) | 5,470 | (21,767) | (139,948) |
| Net loss (income) attributable to noncontrolling interests | 2,154 | 333 | (445) | 1,878 | 12,353 |
| Net (loss) income attributable to controlling interests | (24,395) | (3,768) | 5,025 | (19,889) | (127,595) |
| **NET (LOSS) INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS** | **$ (24,395)** | **$ (3,768)** | **$ 5,025** | **$ (19,889)** | **$ (127,595)** |
| **NET (LOSS) INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS PER BASIC & DILUTED SHARE** | **$ (0.67)** | **$ (0.11)** | **$ 0.14** | **$ (0.55)** | **$ (3.55)** |
| **WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING, BASIC & DILUTED** | **36,374,407** | **36,349,950** | **36,309,019** | **36,054,940** | **35,975,483** |

[1]Includes approximately $1.9 million of employee severance expenses (including legal fees) for 12/31/2023.
[2]On August 28, 2024, the Company transferred its interest in its office joint venture. As a result, the Company no longer holds an interest in an unconsolidated entity.

Peakstone REALTY TRUST

10

11 As of (Unaudited, USD in thousands) 9/30/2024 6/30/2024 3/31/2024 12/31/2023 9/30/2023 ASSETS Cash and cash equivalents $ 241,550 $ 446,800 $ 436,251 $ 391,802 $ 364,446 Restricted cash1 25,181 14,496 11,213 9,208 5,651 Real estate Land 212,312 225,330 227,138 231,175 244,369 Building and improvements 1,836,900 1,942,591 1,942,064 1,968,314 2,042,347 Tenant origination and absorption cost 370,946 394,728 397,872 402,251 418,896 Construction in progress 1,017 1,069 8,998 8,371 2,197 TOTAL REAL ESTATE 2,421,175 2,563,718 2,576,072 2,610,111 2,707,809 Less accumulated depreciation and amortization (554,820) (581,421) (564,208) (550,552) (546,732) Total real estate, net 1,866,355 1,982,297 2,011,864 2,059,559 2,161,077 Intangible assets, net 27,603 28,281 28,918 29,690 30,572 Deferred rent receivable 65,511 65,289 63,481 63,272 63,874 Deferred leasing costs, net 16,842 18,117 18,185 19,112 17,087 Goodwill 74,052 74,052 74,052 78,647 94,678 Right of use asset 33,369 33,771 34,172 33,736 34,175 Interest rate swap asset 12,042 22,710 27,042 26,942 39,687 Other assets 45,373 42,172 40,987 27,446 28,962 Real estate assets and other assets held for sale, net 36,456 2,730 7,595 50,211 — TOTAL ASSETS $ 2,444,334 $ 2,730,715 $ 2,753,760 $ 2,789,625 $ 2,840,209 Consolidated Balance Sheet 1Restricted cash is presented on the consolidated balance sheet and consists primarily of reserves that the Company assumed or funded as required by the applicable governing documents with certain lenders in conjunction with debt financing or transactions.

12 As of (Unaudited, USD in thousands) 9/30/2024 6/30/2024 3/31/2024 12/31/2023 9/30/2023 LIABILITIES AND EQUITY Debt, net $ 1,168,010 $ 1,408,517 $ 1,416,433 $ 1,435,923 $ 1,442,003 Distributions payable 8,436 8,486 8,422 8,344 8,296 Interest rate swap liablity 10,255 — — — — Due to related parties 589 573 573 573 706 Intangible liabilities, net 13,884 14,552 15,289 16,023 17,104 Lease liability 46,860 46,934 46,932 46,281 46,368 Liabilities held for sale 1,267 92 159 539 — Accrued expenses and other liabilities 62,862 64,970 64,132 78,229 80,452 TOTAL LIABILITIES 1,312,163 1,544,124 1,551,940 1,551,940 1,585,912 1,594,929 SHAREHOLDERS’ EQUITY Common Shares 37 37 36 36 36 Additional paid-in capital 2,996,900 2,994,303 2,992,071 2,990,085 2,967,635 Cumulative distributions (1,100,893) (1,092,609) (1,084,273) (1,076,000) (1,067,807) Accumulated deficit (850,992) (826,597) (822,829) (827,854) (807,965) Accumulated other comprehensive income 2,791 21,986 25,938 25,817 37,434 TOTAL SHAREHOLDERS’ EQUITY 1,047,843 1,097,120 1,110,943 1,110,943 1,112,084 1,129,333 Noncontrolling interests 84,328 89,471 90,877 91,629 115,947 TOTAL EQUITY 1,132,171 1,186,591 1,201,820 1,203,713 1,245,280 TOTAL LIABILITIES AND EQUITY $ 2,444,334 $ 2,730,715 $ 2,753,760 $ 2,789,625 $ 2,840,209 Consolidated Balance Sheet (continued)

13 For the Quarter Ended (Unaudited, USD in thousands) 9/30/2024 6/30/2024 3/31/2024 12/31/2023 9/30/2023 Net (loss) income $ (26,549) $ (4,101) $ 5,470 $ (21,767) $ (139,948) General and administrative 9,122 9,116 9,680 11,551 1 9,653 Corporate operating expenses to related parties 141 169 166 178 257 Real estate impairment provision 42,894 6,505 1,376 12,138 — Depreciation and amortization 22,742 22,998 23,415 25,373 25,003 Interest expense 14,140 15,845 16,148 16,415 16,126 Other (income) expense, net (3,592) (5,167) (4,045) (5,498) (3,654) Extinguishment of debt 508 — — — — Net loss from investment in unconsolidated entity — — — — 144,598 Gain (loss) from disposition of assets (16,125) 57 (9,177) (4,507) (3,748) Goodwill impairment provision — — 4,594 16,031 — Transaction expenses 578 — — 412 80 Total NOI $ 43,859 $ 45,422 $ 47,627 $ 50,326 $ 48,367 Non-GAAP Financial Measures Reconciliation of Net Income to Total NOI Quarter Ended 1Includes approximately $1.9 million of employee severance expenses (including legal fees) for 12/31/2023.

14 For the Nine Months Ended (Unaudited, USD in thousands) 9/30/2024 9/30/2023 Net loss $ (25,180) $ (583,332) General and administrative 27,918 31,411 Corporate operating expenses to related parties 476 975 Real estate impairment provision 50,774 397,373 Depreciation and amortization 69,155 86,830 Interest expense 46,134 49,208 Other (income) expense, net (12,802) (7,613) Net loss from investment in unconsolidated entity — 176,767 Extinguishment of debt 508 — Gain from disposition of assets (25,245) (24,657) Goodwill impairment provision 4,594 — Transaction expenses 578 24,570 Total NOI $ 136,910 $ 151,532 Non-GAAP Financial Measures (continued) Reconciliation of Net Loss to Total NOI Nine Months Ended

# Non-GAAP Financial Measures (continued)
## NOI and Cash NOI
## Quarter Ended

| (Unaudited, USD in thousands) | For the Quarter Ended 9/30/2024 Industrial | Office | Total Industrial and Office | Other | Total Portfolio | For the Quarter Ended 9/30/2023 Industrial | Office | Total Industrial and Office | Other | Total Portfolio |
|---|---|---|---|---|---|---|---|---|---|---|
| Revenue | $ 14,918 | $ 33,234 | **$ 48,152** | $ 6,808 | **$ 54,960** | $ 13,934 | $ 34,022 | **$ 47,956** | $ 13,757 | **$ 61,713** |
| Operating Property Expense | (779) | (3,750) | **(4,529)** | (1,871) | **(6,400)** | (835) | (3,627) | **(4,462)** | (3,367) | **(7,829)** |
| Property Tax Expense | (1,366) | (1,859) | **(3,225)** | (1,061) | **(4,286)** | (985) | (2,298) | **(3,283)** | (1,794) | **(5,077)** |
| Property Management Fees | (75) | (178) | **(253)** | (162) | **(415)** | (64) | (177) | **(241)** | (199) | **(440)** |
| **TOTAL NOI** | 12,698 | 27,447 | **40,145** | 3,714 | **43,859** | 12,050 | 27,920 | **39,970** | 8,397 | **48,367** |
| **NON-CASH ADJUSTMENTS:** | | | | | | | | | | |
| Straight Line Rent | (1,473) | (706) | **(2,179)** | (18) | **(2,197)** | (52) | (1,163) | **(1,215)** | 393 | **(822)** |
| In-Place Lease Amortization | (94) | (129) | **(223)** | (46) | **(269)** | (97) | (137) | **(234)** | (187) | **(421)** |
| Deferred Ground/Office Lease | — | 421 | **421** | 2 | **423** | — | 433 | **433** | (5) | **428** |
| Other Intangible Amortization | — | 377 | **377** | — | **377** | — | 377 | **377** | — | **377** |
| **TOTAL CASH NOI** | **$ 11,131** [1] | **$ 27,410** | $ 38,541 | **$ 3,652** | $ 42,193 | **$ 11,901** | **$ 27,430** | $ 39,331 | **$ 8,598** | $ 47,929 |

[1] The decrease in Industrial Cash NOI was primarily due to a continuing rent abatement in the 11th year of a pre-existing lease. The abatement period for this lease continues through November 2024.

Peakstone REALTY TRUST

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# Non-GAAP Financial Measures (continued)
## NOI and Cash NOI
## Nine Months Ended

| (Unaudited, USD in thousands) | For the Nine Months Ended 9/30/2024 Industrial | Office | Total Industrial and Office | Other | Total Portfolio | For the Nine Months Ended 9/30/2023 Industrial | Office | Total Industrial and Office | Other | Total Portfolio |
|---|---|---|---|---|---|---|---|---|---|---|
| Revenue | $ 44,305 | $ 99,224 | $ 143,529 | $ 26,611 | $ 170,140 | $ 42,508 | $ 108,210 | $ 150,718 | $ 40,508 | $ 191,226 |
| Operating Property Expense | (2,529) | (10,205) | (12,734) | (6,003) | (18,737) | (2,262) | (10,469) | (12,731) | (9,127) | (21,858) |
| Property Tax Expense | (3,496) | (6,224) | (9,720) | (3,589) | (13,309) | (3,057) | (7,486) | (10,543) | (5,901) | (16,444) |
| Property Management Fees | (213) | (505) | (718) | (466) | (1,184) | (191) | (563) | (754) | (638) | (1,392) |
| **TOTAL NOI** | 38,067 | 82,290 | 120,357 | 16,553 | 136,910 | 36,998 | 89,692 | 126,690 | 24,842 | 151,532 |
| **NON-CASH ADJUSTMENTS:** | | | | | | | | | | |
| Straight Line Rent | (3,354) | (2,111) | (5,465) | 622 | (4,843) | (276) | (8,450) | (8,726) | 1,001 | (7,725) |
| In-Place Lease Amortization | (285) | (386) | (671) | (229) | (900) | (287) | (106) | (393) | (441) | (834) |
| Deferred Termination Income | – | – | – | – | – | (24) | – | (24) | – | (24) |
| Deferred Ground/Office Lease | – | 1,280 | 1,280 | (42) | 1,238 | – | 1,305 | 1,305 | (9) | 1,296 |
| Other Intangible Amortization | – | 1,122 | 1,122 | – | 1,122 | – | 1,117 | 1,117 | – | 1,117 |
| Inducement Amortization | – | – | – | – | – | – | 150 | 150 | – | 150 |
| **TOTAL CASH NOI** | $ 34,428 [1] | $ 82,195 | $ 116,623 | $ 16,904 | $ 133,527 | $ 36,411 | $ 83,708 | $ 120,119 | $ 25,393 | $ 145,512 |

[1] The decrease in Industrial Cash NOI was primarily due to a continuing rent abatement in the 11th year of a pre-existing lease. The abatement period for this lease continues through November 2024.

Peakstone REALTY TRUST

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# Non-GAAP Financial Measures (continued)

## Cash NOI and Same Store Cash NOI

| (Unaudited, USD in thousands) | For the Quarter Ended 9/30/2024 | For the Quarter Ended 9/30/2023 | For the Nine Months Ended 9/30/2024 | For the Nine Months Ended 9/30/2023 |
|---|---|---|---|---|
| **CASH NOI ALLOCATION** | | | | |
| Industrial[1] | $ 11,131 | $ 11,901 | $ 34,428 | $ 36,411 |
| Office | 27,410 | 27,430 | 82,195 | 83,708 |
| **Industrial and Office Total** | **$ 38,541** | **$ 39,331** | **$ 116,623** | **$ 120,119** |
| Other | 3,652 | 8,598 | 16,904 | 25,393 |
| **TOTAL CASH NOI** | **$ 42,193** | **$ 47,929** | **$ 133,527** | **$ 145,512** |
| **SAME STORE CASH NOI ADJUSTMENTS** | | | | |
| Recently disposed properties | (221) | (5,597) | (4,008) | (17,961) |
| Inducement adjustment | — | — | — | (150) |
| **TOTAL SAME STORE CASH NOI ADJUSTMENTS** | (221) | (5,597) | (4,008) | (18,111) |
| **TOTAL SAME STORE CASH NOI** | **$ 41,972** | **$ 42,332** | **$ 129,519** | **$ 127,401** |
| **SAME STORE CASH NOI** | | | | |
| Industrial[1] | $ 11,131 | $ 11,901 | $ 34,428 | $ 36,105 |
| Office | 27,429 | 26,086 | 81,450 | 78,150 |
| **Industrial and Office Total** | **$ 38,560** | **$ 37,987** | **$ 115,878** | **$ 114,255** |
| Other | 3,412 | 4,345 | 13,641 | 13,146 |
| **TOTAL SAME STORE CASH NOI** | **$ 41,972** | **$ 42,332** | **$ 129,519** | **$ 127,401** |
| Change in Same Store Cash NOI ($) | $ (360) | | $ 2,118 | |
| Change in Same Store Cash NOI (%) | (0.9)% | | 1.7 % | |
| **NUMBER OF SAME STORE PROPERTIES** | **62** | | **62** | |
| **TOTAL SAME STORE SQUARE FEET** | **16,240,800** | | **16,240,800** | |
| **SAME STORE ECONOMIC OCCUPANCY** | **95.6 %** | | **95.6 %** | |

[1]The decrease in Industrial Cash NOI was primarily due to a continuing rent abatement in the 11th year of a pre-existing lease. The abatement period for this lease continues through November 2024.

Peakstone REALTY TRUST

17

# Non-GAAP Financial Measures (continued)

## FFO and AFFO

| (Unaudited, USD in thousands, except per share metrics) | For the Quarter Ended 9/30/2024 | 6/30/2024 | 3/31/2024 | 12/31/2023 | 9/30/2023 |
|---|---|---|---|---|---|
| **Reconciliation of Net (Loss) Income to Funds From Operations (FFO) and Adjusted Funds From Operations (AFFO)** | | | | | |
| **NET (LOSS) INCOME** | $ (26,549) | $ (4,101) | $ 5,470 | $ (21,767) | $ (139,948) |
| Depreciation of building and improvements | 15,504 | 15,424 | 15,564 | 16,330 | 16,351 |
| Amortization of leasing costs and intangibles | 7,336 | 7,671 | 7,947 | 9,140 | 8,750 |
| Impairment provision, real estate | 42,894 | 6,505 | 1,376 | 12,138 | — |
| Equity interest of depreciation of building and improvements - unconsolidated entity | — | — | — | — | 8,365 |
| (Gain)/Loss from disposition of assets, net | (16,125) | 57 | (9,177) | (4,507) | (3,748) |
| **FFO** | **$ 23,060** | **$ 25,556** | **$ 21,180** | **$ 11,334** | **$ (110,230)** |
| **FFO attributable to common shareholders and limited partners** | **$ 23,060** | **$ 25,556** | **$ 21,180** | **$ 11,334** | **$ (110,230)** |
| **Reconciliation of FFO to AFFO:** | | | | | |
| **FFO attributable to common shareholders and limited partners** | $ 23,060 | $ 25,556 | $ 21,180 | $ 11,334 | $ (110,230) |
| Revenues in excess of cash received, net | (2,197) | (1,819) | (826) | (204) | (822) |
| Amortization of share-based compensation | 2,025 | 2,379 | 1,432 | 2,437 | 2,444 |
| Deferred rent - ground lease | 423 | 399 | 416 | 428 | 428 |
| Unrealized loss (gain) on investments | (230) | (47) | (189) | (35) | 89 |
| Amortization of above/(below) market rent, net | (269) | (372) | (259) | (406) | (421) |
| Amortization of debt premium/(discount), net | 12 | 20 | 107 | 133 | 101 |
| Amortization of ground leasehold interests | (98) | (97) | (97) | (98) | (98) |
| Amortization of below tax benefit amortization | 377 | 372 | 372 | 377 | 377 |
| Amortization of deferred financing costs | 1,457 | 1,044 | 1,050 | 1,041 | 662 |
| Company's share of amortization of deferred financing costs- unconsolidated entity | — | — | — | — | 10,774 |
| Company's share of revenues in excess of cash received (straight-line rent) - unconsolidated entity | — | — | — | — | (631) |
| Company's share of amortization of above market rent - unconsolidated entity | — | — | — | — | (218) |
| Write-off of transaction costs | 43 | 69 | — | — | 83 |
| Employee separation expense | — | 59 | — | 1,855 | — |
| Extinguishment of debt | 508 | — | — | — | — |
| Transaction expenses | 578 | — | — | 412 [2] | 80 [2] |
| Impairment provision, goodwill | — | — | 4,594 | 16,031 | — |
| Debt breakage costs | — | — | — | — | — |
| Other income - proration adjustments for dispositions | — | — | — | (1,587) | — |
| Impairment provision, investment in unconsolidated entity | — | — | — | — | 129,334 |
| Write-off of Company's share of accumulated other comprehensive income - unconsolidated entity | — | — | — | — | (1,226) |
| **AFFO available to common shareholders and limited partners** [1] | **$ 25,689** | **$ 27,563** | **$ 27,780** | **$ 31,718** | **$ 30,726** |
| **FFO per share/unit, basic and diluted** | **$ 0.58** | **$ 0.65** | **$ 0.54** | **$ 0.29** | **$ (2.79)** |
| **AFFO per share/unit, basic and diluted** | **$ 0.65** | **$ 0.70** | **$ 0.70** | **$ 0.80** | **$ 0.78** |
| Weighted-average common shares outstanding - basic and diluted shares | 36,374,407 | 36,349,950 | 36,309,019 | 36,054,940 | 35,975,483 |
| Weighted-average OP Units outstanding | 3,211,894 | 3,215,665 | 3,218,826 | 3,404,247 | 3,482,977 |
| Weighted-average common shares and OP Units outstanding - basic and diluted FFO/AFFO | 39,586,301 | 39,565,615 | 39,527,845 | 39,459,187 | 39,458,460 |

[1] Reflects any adjustments in the comparative periods presented.

[2] Primarily represents transaction expenses related to the Company's Listing.

Peakstone REALTY TRUST

18

19 For the Quarter Ended (Unaudited, USD in thousands) 9/30/2024 6/30/2024 3/31/2024 12/31/2023 9/30/2023 Reconciliation of Net income (loss) to EBITDAre Net (loss) income $ (26,549) $ (4,101) $ 5,470 $ (21,767) $ (139,948) Interest expense 14,140 15,845 16,148 16,415 16,126 Depreciation and amortization 22,742 22,998 23,415 25,373 25,003 EBITDA 10,333 34,742 45,033 20,021 (98,819) (Gain) loss on sales of real estate, net (16,125) 57 (9,177) (4,507) (3,748) Loss on investment in unconsolidated entity — — — — 144,598 Impairment provision, real estate 42,894 6,505 1,376 12,138 — Proportion share of adjustments for unconsolidated entities — — — — 15,993 EBITDAre 37,102 41,304 37,232 27,652 58,024 Adjustment for acquisitions and dispositions (248) 200 (2,353) (1,360) 193 Employee separation expense — 59 — 1,855 — Impairment provision, goodwill — — 4,594 16,031 — Extinguishment of debt 508 — — — — Termination income — — — (918) — Transaction expenses 578 — — 412 80 Adjustment to exclude other non-recurring activity1 — (512) — (1,587) — Normalized EBITDAre $ 37,940 $ 41,051 $ 39,473 $ 42,085 $ 58,297 Non-GAAP Financial Measures (continued) EBITDA, EBITDAre, Normalized EBITDAre 1Amount includes $0.5 million for a state tax refund received for the quarter ended 6/30/2024 and $1.6 million received as a result of proration adjustments from prior dispositions of assets for the quarter ended 12/31/2023.

20 For the Quarter Ended (Unaudited, USD in thousands) 9/30/2024 % of NOI1 6/30/2024 % of NOI1 3/31/2024 % of NOI1 12/31/2023 % of NOI1 9/30/2023 % of NOI1 Maintenance Capital Expenditures by segment: Industrial $ — — % $ — — % $ 89 0.2% $ 651 1.3% $ 30 0.1 % Office — — — — — — — — — — Total Industrial and Office $ — — % $ — — % $ 89 0.2% $ 651 1.3% $ 30 0.1 % Other 13 — 183 0.4 — — 183 0.4 10 — Total Maintenance Capital Expenditures $ 13 — % $ 183 0.4% $ 89 0.2% $ 834 1.7% $ 40 $ — 0.1 % Value Enhancing Expenditures by segment: Industrial $ — — % $ — — % $ — — % $ 200 0.4% $ — — % Office 1,542 3.5 — — 1,757 3.7 6,169 12.3 6,353 13.1 Total Industrial and Office $ 1,542 3.5% $ — — % $ 1,757 3.7% $ 6,369 12.7% $ 6,353 13.1 % Other — — — — — — 17 — 658 1.4 Total Value Enhancing Expenditures $ 1,542 3.5% $ — — % $ 1,757 3.7% $ 6,386 12.7% $ 7,011 14.5 % Total Capital Expenditures $ 1,555 3.5% $ 183 0.4% $ 1,846 3.9% $ 7,220 14.4% $ 7,051 14.6% 1 Represents percentage of capital expenditures compared to consolidated NOI. Capital Expenditures Summary (Cash Basis)

Debt & Capitalization 21

# Capitalization, Liquidity & Debt Overview
## As of September 30, 2024

(Unaudited, USD in thousands, except for shares)

**Capitalization**

| | Contractual Interest Rate[1] | Effective Interest Rate[2] | Term | | |
|---|---|---|---|---|---|
| SECURED DEBT | | | | | |
| Fixed-Rate Mortgages | 4.40% | 4.43% | 3.1 | $ | 433,018 |
| TOTAL SECURED DEBT | | | | | 433,018 |
| UNSECURED DEBT | | | | | |
| 2026 Term Loan | 6.18% | 3.36% | 1.6 | | 150,000 |
| 2028 Term Loan | 6.53% | 3.72% | 3.8 | | 210,000 |
| Revolving Loan | 6.58% | 3.77% | 3.8[3] | | 390,000 |
| Total Unsecured Debt | 6.49% | 3.67% | 3.4 | | 750,000 |
| | | | | | |
| TOTAL CONSOLIDATED DEBT | | 3.95% | 3.3 | | 1,183,018 |
| Less: Cash and cash equivalents (excl. restricted cash) | | | | | (241,550) |
| NET DEBT | | | | $ | 941,468 |
| | | | | | |
| COMMON SHARES & OP UNITS OUTSTANDING | | | | | |
| Common Shares Outstanding | | | | | 36,377,254 |
| OP Units Outstanding | | | | | 3,209,153 |
| COMMON SHARES & OP UNITS OUTSTANDING | | | | | 39,586,407 |

[1]The Contractual Interest Rate for the Company's unsecured debt uses the applicable Secured Overnight Financing Rate ("SOFR" or SOF rate"). As of September 30, 2024, The applicable rates were 4.83% (SOFR, as calculated per the credit facility), plus spreads of 1.25% (2026 Term Loan), 1.60% (2028 Term Loan) and 1.65% (Revolving Loan) and a 0.1% index.

[2]The Effective Interest Rate is calculated on a weighted average basis and is inclusive of the Company's $750.0 million floating to fixed interest rate swaps maturing on July 1, 2025. The Effective Interest Rate does not include the effect of amortization of discounts/premiums and deferred financing costs.

[3]As of September 30, 2024, the Revolving Loan had a maturity date of July 25, 2028.

**Liquidity**

| | | |
|---|---|---|
| MAXIMUM CREDIT FACILITY CAPACITY | $ | 907,000 |
| | | |
| Maximum Availability (per credit facility) | $ | 907,000 |
| Outstanding revolving loan and term loans | | (750,000) |
| CREDIT FACILITY CAPACITY | $ | 157,000 |
| Cash and cash equivalents (excl. restricted) | $ | 241,550 |
| Available credit facility capacity | | 157,000 |
| TOTAL LIQUIDITY | $ | 398,550 |

**Debt Metrics**

| | |
|---|---|
| Net Debt / Total Gross Real Estate | 38.9% |
| Net Debt / Normalized EBITDAre | 6.2x |
| Unsecured Debt / Total Gross Real Estate | 31.0% |
| Unsecured properties / Total properties (based on ABR) | 70.2% |
| Percentage of Floating-Rate Debt[4] | —% |
| Percentage of Fixed-Rate Debt[4] | 100.0% |

**Key Debt Covenants[5]**

| | Required Covenant | Actual |
|---|---|---|
| Maximum Consolidated Leverage Ratio | No greater than 60% | 42.40% |
| Minimum Consolidated Fixed Charge Coverage Ratio | No less than 1.50 | 2.50 |
| Maximum Total Secured Debt Ratio | No greater than 40% | 10.57% |
| Minimum Unsecured Interest Coverage Ratio | No less than 2.00 | 4.16 |
| Maximum Unsecured Leverage Ratio | No greater than 60% | 38.25% |

[4] Includes impact of $750.0 million floating to fixed interest rate swaps maturing on July 1, 2025.

[5] Represents a summary of the key financial covenants for our unsecured debt as of September 30, 2024. The covenants are required by our credit facility and tested on a quarterly basis. Our actual performance for each covenant is calculated based on the definitions set forth in the credit facility agreement.

Peakstone REALTY TRUST

22

23 (Unaudited, USD in thousands) SECURED DEBT Collateral Contractual Interest Rate Maturity Date Outstanding Balance INDUSTRIAL AND OFFICE BOA II Loan 1 4.32% 5/1/2028 $ 250,000 Total Industrial and Office 250,000 OTHER AIG Loan II 2 4.15% 11/1/2025 101,836 AIG Loan 3 4.96% 2/1/2029 81,182 Total Other 183,018 Weighted-Average 4.40% Total Consolidated Secured Debt $ 433,018 1 The BOA II portfolio includes the following properties: IGT, 3M, Amazon (Etna), and Southern Company. 2 The AIG II Loan is secured by: Wyndham Hotels & Resorts, MGM Corporate Center (880 Grier Drive, and 840 Grier Drive), Cirque du Soleil (950 Grier Drive), and Hitachi Astemo. 3 The AIG Loan is secured by: Raytheon Technologies, Avnet (Chandler), and 30 Independence. Consolidated Secured Debt Schedule As of September 30, 2024

24 1 Excludes amounts related to deferred financing costs and net debt premiums/discounts. 2 Represents the AIG II Loan. 3 Represents the 2026 Term Loan. 4 Represents the Revolving Loan. 5 Represents the BOA II Loan. 6 Represents the 2028 Term Loan. 7 Represents the AIG loan. $141,194(1) $200,000(3) $400,000(5) Consolidated Debt Maturities $101,836 $150,000 $0 $81,182 2026 and 2028 Term loans Mortgage loans (Industrial and Office) Mortgage loans (Other) Revolving Loan 2025 2026 2027 2028 2029 (1) $250,000 5 7 2 3 Consolidated Debt Maturity Schedule As of September 30, 2024 $210,0006 $210,0005 $390,0004 1

Leasing Activity & Asset Management 25

26 NEW AND RENEWAL LEASES Cash Rent GAAP Rent Tenant / Property Segment Property Type Location New Lease Start Date New Lease Expiration Date Term (Yrs) Square Feet Leasing Commissions $/SF Tenant Improvement $/SF Starting Rent/SF Prior Rent/ SF Rent Change Starting Rent/SF Prior Rent/SF Rent Change NEW LEASES Cirque du Soleil (950 Grier Drive) Other Office Las Vegas, NV 9/1/2024 8/31/2026 2.0 26,800 $ 1.87 $ — $ 19.20 $ 11.24 71% $ 18.69 $ 10.66 75 % RENEWAL LEASES Atlas Copco Industrial Industrial Auburn Hills, MI 10/1/2025 9/30/2035 10.0 120,600 $ 7.18 $ 1.00 $ 14.25 $ 11.88 20% $ 15.87 $ 11.25 41 % Total / weighted average 8.5 147,400 $ 6.22 $ 0.82 $ 15.15 $ 11.76 29% $ 16.38 $ 11.14 47 % TERMINATIONS/CONTRACTIONS Tenant Location Previous Lease Expiration Date Termination Date Square Feet Termination Income None Leasing Activity For the Quarter Ended September 30, 2024

# Economic Occupancy Summary

| | For the Quarter Ended | | | | |
|---|---|---|---|---|---|
| | 9/30/2024 | 6/30/2024 | 3/31/2024 | 12/31/2023 | 9/30/2023 |
| **PORTFOLIO SQUARE FOOTAGE CHANGES** | | | | | |
| **Total square feet at beginning of period** | **16,579,200** | **16,635,800** | **17,869,000** | **18,100,000** | **18,245,900** |
| Acquisitions | – | – | – | – | – |
| Dispositions | (338,400) | (56,600) | (1,233,200) | (230,600) | (145,900) |
| Remeasurements / other | – | – | – | (400) | – |
| **Total square feet at end of period** | **16,240,800** | **16,579,200** | **16,635,800** | **17,869,000** | **18,100,000** |
| | | | | | |
| **OCCUPANCY CHANGES** [1] | | | | | |
| **Occupied square feet beginning of period / Occupancy Rate** | **15,966,400 / 96.3 %** | **15,940,200 / 95.8 %** | **17,042,800 / 95.4 %** | **17,354,600 / 95.9 %** | **17,408,600 / 95.4 %** |
| Expirations: | | | | | |
| Expiring without renewal | (254,000) | – | (60,000) | – | (60,000) |
| Expiring with renewal[2] | (120,000) | (304,600) | (241,400) | (932,000) | (116,000) |
| Lease terminations and exercised contraction options | – | – | – | (83,200) | – |
| **Total expirations** | **(374,000)** | **(304,600)** | **(301,400)** | **(1,015,200)** | **(176,000)** |
| Leases commencing: | | | | | |
| Renewal leases | 120,000 | 304,600 | 241,400 | 932,000 | 116,600 |
| New leases | 26,800 | 82,800 | 100,200 | – | 10,700 |
| Expansion leases | – | – | – | – | – |
| **Total leasing activity** | **146,800** | **387,400** | **341,600** | **932,000** | **127,300** |
| Occupied acquired square feet | – | – | – | – | – |
| Occupied disposed square feet | (218,500) | (56,600) | (1,142,800) | (228,600) | (4,700) |
| **Total occupancy activity from acquisitions & dispositions** | **(218,500) / 64.6 %** | **(56,600) / 100.0 %** | **(1,142,800) / 92.7 %** | **(228,600) / 99.1 %** | **(4,700) / 3.2 %** |
| Other occupancy activity | – | – | – | – | – |
| **Total occupancy activity** | **(445,700)** | **26,200** | **(1,102,600)** | **(311,800)** | **(54,000)** |
| **Occupied square feet at end of period / Occupancy Rate** | **15,520,700 / 95.6 %** | **15,966,400 / 96.3 %** | **15,940,200 / 95.8 %** | **17,042,800 / 95.4 %** | **17,354,600 / 95.9 %** |
| **Retention**[3] | 32% | 100% | 80% | 92% | 66% |

[1] Occupancy changes reflect leases with commencements during the quarter.
[2] Expiring with renewal square footage includes expirations accelerated due to early renewal.
[3] Retention is Renewal leases divided by Total expirations.

Peakstone REALTY TRUST

27

Components of Net Asset Value 28

# Components of Net Asset Value
## As of September 30, 2024

(Unaudited, USD in thousands)

| Annualized Base Rent | | ABR | Percentage of ABR |
|---|---|---|---|
| **Industrial** | | | |
| Investment grade[1] | $ | 29,005 | 16.0 % |
| Sub-investment grade[1] | | 14,770 | 8.1 % |
| Unrated credit | | 6,242 | 3.4 % |
| | | 50,017 | 27.5 |
| **Office** | | | |
| Investment grade[1] | | 67,356 | 37.0 |
| Sub-Investment grade[1] | | 24,582 | 13.5 |
| Unrated credit | | 20,375 | 11.2 |
| | | 112,313 | 61.7 |
| **Other** | | | |
| Investment grade[1] | | 8,071 | 4.4 |
| Sub-investment grade[1] | | 9,958 | 5.5 |
| Unrated credit | | 1,475 | 0.8 |
| | | 19,504 | 10.7 |
| **WHOLLY-OWNED PORTFOLIO** | **$** | **181,834** | **100 %** |

| Balance Sheet Components | | |
|---|---|---|
| **NON-OPERATING, NON-COMMERCIAL REAL ESTATE ASSETS** | | |
| Cash and cash equivalents | $ | 241,550 |
| Restricted cash | | 25,181 |
| Goodwill/operating company | | 74,052 |
| Interest rate swap asset | | 12,042 |
| Tenant rent receivable | | 1,131 |
| Cash - surrender value (DCP) | | 15,327 |
| Prepaid insurance | | 2,625 |
| Other assets | | 31,292 |
| **TOTAL NON-OPERATING, NON-COMMERCIAL REAL ESTATE ASSETS** | **$** | **403,200** |

| Balance Sheet Components (cont'd) | | |
|---|---|---|
| **LIABILITIES** | | |
| Credit facility[2] | $ | 750,000 |
| Mortgages payable[2] | | 433,018 |
| Distributions payable | | 8,436 |
| Due to related parties | | 589 |
| Interest payable | | 15,522 |
| Prepaid tenant rent | | 7,762 |
| Deferred compensation | | 10,111 |
| Real estate taxes payable | | 4,942 |
| Property operating expense payable | | 2,371 |
| Accrued construction in progress | | — |
| Accrued tenant improvements | | 1,245 |
| Other liabilities | | 20,909 |
| Interest rate swap liability | | 10,255 |
| Liabilities of real estate assets held for sale | | 1,267 |
| **TOTAL LIABILITIES** | **$** | **1,266,427** |
| **COMMON SHARES + OP UNITS OUTSTANDING[3]** | | **39,586,407** |

| Real Estate Value | | |
|---|---|---|
| **REAL ESTATE GROSS BOOK VALUE** | | |
| Industrial | $ | 741,717 |
| Office | | 1,505,580 |
| Other | | 173,878 |
| **WHOLLY-OWNED PORTFOLIO - GROSS BOOK VALUE** | | **2,421,175** |
| | | |
| **ACCUMULATED DEPRECIATION** | | |
| Industrial | | (170,962) |
| Office | | (326,189) |
| Other | | (57,669) |
| **TOTAL ACCUMULATED DEPRECIATION** | | **(554,820)** |
| **REAL ESTATE NET BOOK VALUE** | **$** | **1,866,355** |
| **REAL ESTATE AND OTHER ASSETS HELD FOR SALE, NET** | **$** | **36,456** |

[1] Weighted average based on ABR. Represents ratings of tenants, guarantors or non guarantor parent entities. There can be no assurance that such guarantors or parent entities will satisfy the tenant's lease obligations. For more information, see definition of investment grade in "Notes and Definitions."
[2] Represents face value of debt (i.e., excludes debt premium/discount and debt financing costs).
[3] Represents outstanding OP Units that are owned by unitholders other than the Peakstone Realty Trust. Represents the noncontrolling interest in the Operating Partnership.

Peakstone REALTY TRUST

29

Property Information 30

# Property List
## As of September 30, 2024

USD in thousands, except Annualized Base Rent / SF metrics

| | Segment | Property/Tenant Name | Address | Property Market | Property State | Building Square Feet | Tenancy Type | % Leased[1] | Property Sub Type | Year Built/ Renovated[2,3] | Property WALT[3] | % of Total ABR[3] |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 1 | Industrial | RH | 825 Rogers Road | Stockton/Modesto | CA | 1,501,400 | Single Tenant | 100.0 % | Warehouse | 2015 | 5.9 | 4.2 % |
| 2 | Industrial | Amazon - Etna | 11999 National Road | Columbus | OH | 856,300 | Single Tenant | 100.0 % | Warehouse | 2016 | — [4] | 3.4 % |
| 3 | Industrial | 3M | 1650 Macom Drive | Chicago | IL | 978,100 | Single Tenant | 100.0 % | Warehouse | 2016 | 2.1 | 2.7 % |
| 4 | Industrial | Samsonite | 10480 Yeager Road | Jacksonville | FL | 817,700 | Single Tenant | 100.0 % | Warehouse | 2008 | 5.2 | 2.5 % |
| 5 | Industrial | Shaw Industries | 445 Northport Parkway | Savannah | GA | 1,001,500 | Single Tenant | 100.0 % | Warehouse | 2018 | 8.5 | 1.8 % |
| 6 | Industrial | PepsiCo | 8060 State Road 33 North | Tampa | FL | 605,400 | Single Tenant | 100.0 % | Warehouse | 2018 | 3.8 | 1.8 % |
| 7 | Industrial | Amcor | 975 West Main Street | Cleveland | OH | 586,700 | Single Tenant | 100.0 % | Manufacturing | 1997 | 8.1 | 1.5 % |
| 8 | Industrial | Amazon - Arlington Heights | 1455 West Cellular Drive | Chicago | IL | 182,900 | Single Tenant | 100.0 % | Warehouse | 2020 | — [4] | 1.3 % |
| 9 | Industrial | Pepsi Bottling Ventures | 390 Business Park Drive | Winston-Salem | NC | 526,300 | Single Tenant | 100.0 % | Warehouse | 2008 | 7.8 | 1.1 % |
| 10 | Industrial | Roush Industries | 333/777 Republic Drive | Detroit | MI | 169,200 | Single Tenant | 100.0 % | Industrial/R&D | 2000 | 4.2 | 1.0 % |
| 11 | Industrial | OceanX | 6390 Commerce Court | Columbus | OH | 312,000 | Single Tenant | 100.0 % | Warehouse | 2015 | 4.8 | 0.9 % |
| 12 | Industrial | Berry Global | 1515 Franklin Boulevard | Chicago | IL | 193,700 | Single Tenant | 100.0 % | Manufacturing | 2003 | 8.3 | 0.8 % |
| 13 | Industrial | Atlas Copco | 3301 Cross Creek Parkway | Detroit | MI | 120,000 | Single Tenant | 100.0 % | Industrial/R&D | 2014 | 11.0 | 0.8 % |
| 14 | Industrial | Huntington Ingalls (500 West Park Lane) | 500 West Park Lane | Hampton Roads | VA | 258,300 | Single Tenant | 100.0 % | Warehouse | 1999 | 3.3 | 0.7 % |
| 15 | Industrial | Huntington Ingalls (300 West Park Lane) | 300 West Park Lane | Hampton Roads | VA | 257,200 | Single Tenant | 100.0 % | Warehouse | 2000 | 3.3 | 0.7 % |
| 16 | Industrial | ZF Wabco | 8225 Patriot Boulevard | Charleston | SC | 145,200 | Single Tenant | 100.0 % | Warehouse | 2016 | 8.9 | 0.6 % |
| 17 | Industrial | TransDigm | 110 Algonquin Parkway | Northern New Jersey | NJ | 114,300 | Single Tenant | 100.0 % | Manufacturing | 1986 | 13.5 | 0.6 % |
| 18 | Industrial | Hopkins | 428 Peyton Street | Emporia | KS | 320,800 | Single Tenant | 100.0 % | Manufacturing | 2000 | 12.3 | 0.6 % |
| 19 | Industrial | Fidelity Building Services | 25 Loveton Circle | Baltimore | MD | 54,800 | Single Tenant | 100.0 % | Industrial/R&D | 1981 | 10.3 | 0.4 % |
| | **TOTAL INDUSTRIAL SEGMENT** | | | **19 Properties** | | **9,001,800** | | **100.0 %** | | **2011** | **6.3** | **$ 50,017** |

(1) Total calculated as a weighted average based on rentable square feet.
(2) Year shown is either the year built or year substantially renovated.
(3) Total calculated as a weighted average based on ABR.
(4) Lease restricts certain disclosures.

Peakstone REALTY TRUST

31

# Property List (continued)

## As of September 30, 2024

USD in thousands, except Annualized Base Rent / SF metrics

| | Segment | Property / Tenant Name | Address | Property Market | Property State | Building Square Feet | Tenancy Type | % Leased[1] | Property Sub Type | Year Built/ Renovated[2,3] | Property WALT[3] | % of Total ABR[3] |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 20 | Office | Southern Company | 3525 & 3535 Colonnade Parkway | Birmingham | AL | 669,400 | Single-Tenant | 100.0 % | Office | 2018 | 19.5 | 5.2 % |
| 21 | Office | Keurig Dr. Pepper (53 South Avenue) | 53 South Avenue | Boston | MA | 280,600 | Single-Tenant | 100.0 % | Office | 2014 | 5.1 | 5.0 % |
| 22 | Office | Freeport McMoRan | 333 N. Central Ave | Phoenix | AZ | 249,000 | Single-Tenant | 100.0 % | Office | 2010 | 2.6 | 4.4 % |
| 23 | Office | Maxar Technologies | 1300 West 120th Avenue | Denver | CO | 430,000 | Single-Tenant | 100.0 % | Office | 2002 | 5.8 | 4.4 % |
| 24 | Office | Travel & Leisure, Co. | 14 Sylvan Way | Northern New Jersey | NJ | 203,500 | Single-Tenant | 100.0 % | Office | 2013 | 4.9 | 3.3 % |
| 25 | Office | LPL (1055 & 1060 LPL Way) | 1055 & 1060 LPL Way | Charlotte | SC | 307,200 | Single-Tenant | 100.0 % | Office | 2016 | 12.1 | 3.3 % |
| 26 | Office | IGT | 6355 South Buffalo Drive | Las Vegas | NV | 222,300 | Single-Tenant | 100.0 % | Office | 2008 | 6.3 | 2.9 % |
| 27 | Office | International Paper | 1740 International Drive | Memphis | TN | 238,600 | Single-Tenant | 100.0 % | Office | 2015 | —[4] | 2.8 % |
| 28 | Office | Terraces at Copley Point | 5887 Copley Drive | San Diego | CA | 201,700 | Multi-Tenant | 70.3 % | Office | 2009 | 6.2 | 2.7 % |
| 29 | Office | onsemi (5701 N. Pima Road) | 5701 N. Pima Road | Phoenix | AZ | 133,400 | Single-Tenant | 100.0 % | Office | 2017 | —[4] | 1.9 % |
| 30 | Office | Zoetis | 10 Sylvan Way | Northern New Jersey | NJ | 125,700 | Single-Tenant | 100.0 % | Office | 2016 | —[4] | 1.7 % |
| 31 | Office | Mckesson (5801 N. Pima Road) | 5801 North Pima Road | Phoenix | AZ | 124,900 | Single-Tenant | 100.0 % | Office | 2019 | —[4] | 1.7 % |
| 32 | Office | McKesson (5601 N. Pima Road) | 5601 N. Pima Road | Phoenix | AZ | 138,200 | Single-Tenant | 100.0 % | Office | 2017 | —[4] | 1.7 % |
| 33 | Office | York Space Systems (East Village) | 6060 South Willow Drive | Denver | CO | 138,100 | Single-Tenant | 100.0 % | Office/R&D | 2020 | 7.3 | 1.7 % |
| 34 | Office | 40 Wight | 40 Wight Avenue | Baltimore | MD | 132,200 | Multi-Tenant | 93.2 % | Office | 2017 | 8.0 | 1.7 % |
| 35 | Office | Keurig Dr. Pepper (63 South Avenue) | 63 South Avenue | Boston | MA | 150,700 | Single-Tenant | 100.0 % | Office/Lab/R&D | 2013 | 5.1 | 1.6 % |
| 36 | Office | LPL (1040 LPL Way) | 1040 LPL Way | Charlotte | SC | 144,400 | Single-Tenant | 100.0 % | Office | 2016 | 12.1 | 1.5 % |
| 37 | Office | Toshiba TEC | 3901 South Miami Boulevard | Raleigh/Durham | NC | 200,800 | Single-Tenant | 100.0 % | Office | 2016 | 3.6 | 1.5 % |
| 38 | Office | Avnet (Phoenix) | 2211 S 47th Street | Phoenix | AZ | 176,400 | Single-Tenant | 100.0 % | Office | 1997 | 1.9 | 1.5 % |

(1) Total calculated as a weighted average based on rentable square feet.
(2) Year shown is either the year built or year substantially renovated.
(3) Total calculated as a weighted average based on ABR.
(4) Lease restricts certain disclosures.

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# Property List (continued)
## As of September 30, 2024

USD in thousands, except Annualized Base Rent / SF metrics

| | Segment | Property/Tenant Name | Address | Property Market | Property State | Building Square Feet | Tenancy Type | % Leased[1] | Property Sub Type | Year Built/ Renovated[2] [3] | Property WALT[3] | % of Total ABR[3] |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 39 | Office | Occidental Petroleum | 501 North Division Street | Platteville | CO | 114,500 | Single-Tenant | 100.0 % | Office | 2013 | 9.0 | 1.3 % |
| 40 | Office | PPG | 400 Bertha Lamme Drive | Pittsburgh | PA | 118,000 | Single-Tenant | 100.0 % | Office | 2010 | 6.3 | 1.3 % |
| 41 | Office | 530 Great Circle Road | 530 Great Circle Road | Nashville | TN | 100,200 | Single-Tenant | 100.0 % | Office/Lab | 2011 | — [4] | 1.2 % |
| 42 | Office | MISO | 720 City Center Drive | Indianapolis | IN | 133,400 | Single-Tenant | 100.0 % | Office | 2016 | 3.6 | 1.2 % |
| 43 | Office | Amentum (Heritage III) | 13500 Heritage Parkway | Dallas/Fort Worth | TX | 119,000 | Single-Tenant | 100.0 % | Office | 2006 | — [4] | 1.1 % |
| 44 | Office | Cigna (500 Great Circle Road) | 500 Great Circle Road | Nashville | TN | 72,200 | Single-Tenant | 100.0 % | Office | 2012 | 2.7 | 0.8 % |
| 45 | Office | AT&T (14500 NE 87th Street) | 14500 NE 87th Street | Seattle/Puget Sound | WA | 60,000 | Single-Tenant | 100.0 % | Office/Data Center | 1995 | 2.9 | 0.8 % |
| 46 | Office | AT&T (14520 NE 87th Street) | 14520 NE 87th Street | Seattle/Puget Sound | WA | 59,800 | Single-Tenant | 100.0 % | Office/Data Center | 1995 | 2.9 | 0.8 % |
| 47 | Office | Cigna (Express Scripts) | 501 Ronda Court | Pittsburgh | PA | 70,500 | Single-Tenant | 100.0 % | Office/Data Center | 2015 | 0.8 | 0.8 % |
| 48 | Office | Spectrum | 6451 126th Avenue North | Tampa | FL | 82,800 | Single-Tenant | 100.0 % | Office | 2013 | 7.3 | 0.7 % |
| 49 | Office | Rapiscan Systems | 23 Frontage Road | Boston | MA | 64,200 | Single-Tenant | 100.0 % | Office/Lab | 2014 | 2.7 | 0.5 % |
| 50 | Office | AT&T (14560 NE 87th Street) | 14560 NE 87th Street | Seattle/Puget Sound | WA | 36,000 | Single-Tenant | 100.0 % | Office/Data Center | 1995 | 2.9 | 0.5 % |
| 51 | Office | 136 Capcom | 136 Capcom Avenue | Raleigh/Durham | NC | 31,000 | Single-Tenant | 100.0 % | Office/R&D | 2014 | 0.3 | 0.3 % |
| 52 | Office | 204 Capcom | 204 Capcom Avenue | Raleigh/Durham | NC | 32,000 | Single-Tenant | 100.0 % | Office/R&D | 2010 | 2.7 | 0.2 % |
| | **TOTAL OFFICE SEGMENT** | | | **33 Properties** | | **5,360,700** | | **98.7 %** | | **2012** | **7.2** | **$ 112,313** |

(1) Total calculated as a weighted average based on rentable square feet.
(2) Year shown is either the year built or year substantially renovated.
(3) Total calculated as a weighted average based on ABR.
(4) Lease restricts certain disclosures.

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# Property List (continued)
## As of September 30, 2024

USD in thousands, except Annualized Base Rent / SF metrics

| | Segment | Property / Tenant Name | Address | Property Market | Property State | Building Square Feet | Tenancy Type | % Leased[1] | Property Sub-Type | Year Built/ Renovated[2,3] | Property WALT[3] | % of Total ABR[3] |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 53 | Other | Wyndham Hotels & Resorts | 22 Sylvan Way | Northern New Jersey | NJ | 249,400 | Single-Tenant | 100.0 % | Office | 2009 | 4.9 | 4.1 % |
| 54 | Other | RTX Technologies | 2730 West Tyvola Road | Charlotte | NC | 198,900 | Single-Tenant | 100.0 % | Office | 1999 | — [4] | 1.8 % |
| 55 | Other | Avnet (Chandler) | 6700 West Morelos Place | Phoenix | AZ | 231,500 | Single-Tenant | 100.0 % | Industrial/R&D | 2008 | — [4] | 1.5 % |
| 56 | Other | 30 Independence | 30 Independence Boulevard | Northern New Jersey | NJ | 207,300 | Multi-Tenant | 52.0 % | Office | 2020 | 6.2 | 1.2 % |
| 57 | Other | MGM Corporate Center (880 Grier Drive) | 880 Grier Drive | Las Vegas | NV | 81,000 | Single-Tenant | 100.0 % | Office | 1988 | 4.9 | 0.9 % |
| 58 | Other | Hitachi Astemo | 9296 Intermodal North Court | Columbus | OH | 304,600 | Single-Tenant | 100.0 % | Warehouse | 2014 | 1.5 | 0.7 % |
| 59 | Other | Crosspoint | 20022 North 31st Avenue | Phoenix | AZ | 351,600 | Multi-Tenant | 7.8 % | Office | 2021 | 4.2 | 0.3 % |
| 60 | Other | Cirque du Soleil (950 Grier Drive) | 950 Grier Drive | Las Vegas | NV | 26,800 | Single-Tenant | 100.0 % | Office | 1989 | 1.9 | 0.3 % |
| 61 | Other | ParkRidge One | 10475 Park Meadows Drive | Denver | CO | 166,700 | Single-Tenant | — % | Office | 1999 | — | — % |
| 62 | Other | 840 Grier Drive | 840 Grier Drive | Las Vegas | NV | 60,500 | Single-Tenant | — % | Office | 1997 | — | — % |
| | **TOTAL OTHER SEGMENT** | | | **10 Properties** | | **1,878,300** | | **65.4 %** | | **2007** | **3.8** | **$ 19,504** |
| | **TOTAL CONSOLIDATED PORTFOLIO** | | | **62 Properties** | | **16,240,800** | | **95.6 %** | | **2011** | **6.6** | **$ 181,834** |

(1) Total calculated as a weighted average based on rentable square feet.
(2) Year shown is either the year built or year substantially renovated.
(3) Total calculated as a weighted average based on ABR.
(4) Lease restricts certain disclosures.

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Portfolio Characteristics 35

36 1 Weighted average rental increase is based on the remaining term of each lease as of September 30, 2024. Excludes leases with remaining term less than one year. 2 Based on % of ABR for Industrial and Office segments. Lease Escalations - Consolidated % of ABR Wtd. Avg. Annual Growth Rate 1 Annually 85.3% 2.2% Other Frequencies 12.8 0.4 Subtotal - Annually and Other Frequencies 98.1 1.9 No Escalations 1.9 — PORTFOLIO TOTAL / WEIGHTED AVERAGE 100.0% 1.9% Rent Growth As of September 30, 2024 Annually and Other Frequencies 97.9% No Escalations 2.1% Annually and Other Frequencies 93.3% No Escalations 6.7% Annually and Other Frequencies 100.0% Industrial Industrial and OfficeOffice Lease Escalations - Industrial and Office Segments2

37 Top 10 Tenants Tenant/Major Tenant Rating1 % of ABR2 WALT (years)3 1  Keurig Dr. Pepper Baa1 4 6.5% 5.1 2  Southern Company A- 5.2 19.5 3  LPL BBB- 4.8 12.1 4  Amazon5 AA 4.8 6.8 5  Maxar Technologies NR 6 4.4 5.8 6  Freeport McMoran Baa1 4 4.3 2.6 7  RH B1 4 4.2 5.9 8  Wyndham Hotels & Resorts BB- 4.1 4.9 9  McKesson A3 4 3.5 4.0 10  Travel & Leisure, Co. BB- 3.3 4.9 Top 10 Total/Average Lease Term 45.1% 7.5 Investment Grade Calculation2: Tenant Profile Tenant 31.4 % Number of Tenants 60 Guarantor 7.8 Average Square Footage Leased per Tenant 258,683 Tenant/Guarantor 39.2 Average ABR per Sq Ft - Industrial $5.56 Non-Guarantor Parent 18.2 Average ABR per Sq Ft - Office $20.95 Total Investment Grade 57.4 % Average ABR per Sq Ft - Other $10.38 WALT3 6.6 Tenant Concentration: All Segments As of September 30, 2024 1 Represents S&P ratings of tenants, guarantors, or non-guarantor parent entities, issued at http://www.spgglobal.com, unless otherwise noted. 2 Based on ABR by tenant for the portfolio. 3 Weighted average based on ABR. 4 Represents a rating issued by Moody's at http://www.moodys.com. 5 Represents the combined base rental revenue for two properties leased to this tenant. 6 Indicates that the tenant is not rated by the major credit agencies used.

# Tenant Concentration: Industrial and Office

## As of September 30, 2024

**Top 10 Tenants**

| | Tenant/Major Tenant | Rating[1] | % of ABR[2] | WALT (years)[3] |
|---|---|---|---|---|
| 1 | Keurig Dr. Pepper | Baa1 [4] | 7.3% | 5.1 |
| 2 | Southern Company | A- | 5.8 | 19.5 |
| 3 | LPL | BBB- | 5.4 | 12.1 |
| 4 | Amazon[5] | AA | 5.3 | 6.8 |
| 5 | Maxar Technologies | NR [6] | 4.9 | 5.8 |
| 6 | Freeport McMoran | Baa1 [4] | 4.8 | 2.6 |
| 7 | RH | B1 [4] | 4.7 | 5.9 |
| 8 | McKesson | A3 [4] | 3.9 | 4.0 |
| 9 | Travel & Leisure | BB- | 3.7 | 4.9 |
| 10 | IGT | BB+ | 3.2 | 6.3 |
| | **Top 10 Total/Average Lease Term** | | **49.0%** | **7.6** |

| Investment Grade Calculation[2]: | |
|---|---|
| Tenant | 31.4 % |
| Guarantor | 8.7 |
| **Tenant/Guarantor** | 40.1 |
| Non-Guarantor Parent | 19.3 |
| **Total Investment Grade** | **59.4 %** |

| Tenant Profile | |
|---|---|
| Number of Tenants | 46 |
| Average Square Footage Leased per Tenant | 310,728 |
| Average ABR per Sq Ft: Industrial and Office | $11.30 |
| WALT[3] | 6.9 |

[1] Represents S&P ratings of tenants, guarantors, or non-guarantor parent entities, issued at http://www.spgglobal.com, unless otherwise noted.
[2] Based on ABR by tenant for Industrial and Office segments.
[3] Weighted average based on ABR.
[4] Represents a rating issued by Moody's at http://www.moodys.com.
[5] Represents the combined base rental revenue for two properties leased to this tenant.
[6] Indicates that the tenant is not rated by the major credit agencies used.

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# Tenant Concentration: Industrial
## As of September 30, 2024

| | Top 10 Tenants | | | |
|---|---|---|---|---|
| | Tenant/Major Tenant | Rating[1] | % of ABR[2] | WALT (years)[3] |
| 1 | Amazon[6] | AA | 17.4% | 6.8 |
| 2 | RH | B1 [4] | 15.3 | 5.9 |
| 3 | 3M Company | A3 [4] | 10.0 | 2.1 |
| 4 | Samsonite | BB+ | 9.0 | 5.2 |
| 5 | Shaw Industries | AA | 6.7 | 8.5 |
| 6 | Pepsi | A+ | 6.6 | 3.8 |
| 7 | Amcor Rigid Plastics USA | BBB | 5.4 | 8.1 |
| 8 | Huntington Ingalls | BBB [5] | 5.2 | 3.3 |
| 9 | Pepsi Bottling Ventures | A2 [4] | 3.9 | 7.8 |
| 10 | Roush Industries | NR [7] | 3.5 | 4.2 |
| | **Top 10 Total/Average Lease Term** | | **83.0%** | **5.6** |

| Investment Grade Calculation[2]: | |
|---|---|
| Tenant | 10.0 % |
| Guarantor | 20.2 |
| **Tenant/Guarantor** | 30.2 |
| Non-Guarantor Parent | 27.8 |
| **Total Investment Grade** | **58.0 %** |

| Tenant Profile | |
|---|---|
| Number of Tenants | 17 |
| Average Square Footage Leased per Tenant | 529,518 |
| Average ABR per Sq Ft: Industrial | $5.56 |
| WALT[3] | 6.3 |

[1] Represents S&P ratings of tenants, guarantors, or non-guarantor parent entities, issued at http://www.spgglobal.com, unless otherwise noted.
[2] Based on ABR by tenant for Industrial segment.
[3] Weighted average based on ABR.
[4] Represents a rating issued by Moody's at http://www.moodys.com.
[5] Represents a rating issued by Fitch at http://www.fitchratings.com
[6] Represents the combined base rental revenue for two properties leased to this tenant.
[7] Indicates that the tenant is not rated by the major credit agencies used.

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40 Top 10 Tenants Tenant/Major Tenant Rating1 % of ABR2 WALT (years)3 1  Keurig Dr. Pepper Baa1 4 10.6% 5.1 2  Southern Company A- 8.4 19.5 3  LPL BBB- 7.7 12.1 4  Maxar Technologies NR 6 7.0 5.8 5  Freeport McMoRan Baa1 4 7.0 2.6 6 McKesson A3 4 5.6 4.0 7 Travel & Leisure BB- 5.3 4.9 8 IGT BB+ 4.6 6.3 9 International Paper Company BBB 4.6 5.4 10 Guild Mortgage Company HY2 5 4.4 6.2 Top 10 Total/Average Lease Term 65.2% 7.7 Investment Grade Calculation2: Tenant Profile Tenant 40.9 % Number of Tenants 29 Guarantor 3.7 Average Square Footage Leased per Tenant 182,472 Tenant/Guarantor 44.6 Average ABR per Sq Ft: Office $20.95 Non-Guarantor Parent 15.4 WALT3 7.2 Total Investment Grade 60.0 % Tenant Concentration: Office As of September 30, 2024 1 Represents S&P ratings of tenants, guarantors, or non-guarantor parent entities, issued at http://www.spgglobal.com, unless otherwise noted. 2 Based on ABR by tenant for Office segment. 3 Weighted average based on ABR. 4 Represents a rating issued by Moody's at http://www.moodys.com. 5 Represents a rating issued by Bloomberg's services. 6 Indicates that the tenant is not rated by the major credit agencies used.

41 Industry Concentration: All Segments As of September 30, 2024 Top 10 Industries Top 20 Sub-Industries   Industry % of ABR1   Sub-Industry % of ABR1 1 Capital Goods 15.5% 1 Aerospace & Defense 10.9% 2 Consumer Services 11.1 2 Soft Drinks 9.4 3 Materials 9.5 3 Hotels, Resorts & Cruise Lines 7.4 4 Food, Beverage & Tobacco 9.4 4 Health Care Services 5.4 5 Utilities 6.3 5 Renewable Electricity 5.2 6 Health Care Equipment & Services 6.3 6 Investment Banking & Brokerage 4.8 7 Commercial & Professional Services 6.0 7 Internet & Direct Marketing Retail 4.8 8 Retailing 5.5 8 Commercial & Professional Services 4.3 9 Diversified Financials 5.0 9 Copper 4.3 10 E-Commerce 4.8 10 Paper Packaging 4.3 � Top 10 total 79.4% 11 Homefurnishing Retail 4.2 All others 20.6% 12 Casinos & Gaming 3.7 � � � 13 Technology Distributors 3.0 14 Industrial Conglomerates 2.7 � ������ � 15 Apparel, Accessories & Luxury Goods 2.5 16 Semiconductors 2.1 � � � 17 Integrated Telecommunication Services 2.1 18 Textiles 1.8 � � � 19 Pharmaceuticals 1.7 20 Technology Hardware, Storage & Peripherals 1.5 � � � � Top 20 total 86.1 % All others 13.9% 1 Based on ABR for the portfolio.

42 Industry Concentration: Industrial and Office As of September 30, 2024 Top 10 Industries Top 20 Sub-Industries   Industry % of ABR1   Sub-Industry % of ABR1 1 Capital Goods 14.9% 1 Soft Drinks 10.6% 2 Materials 10.6 2 Aerospace & Defense 10.2 3 Food, Beverage & Tobacco 10.6 3 Health Care Services 6.1 4 Utilities 7.1 4 Renewable Electricity 5.8 5 Health Care Equipment & Services 7.0 5 Investment Banking & Brokerage 5.4 6 Consumer Services 6.9 6 Internet & Direct Marketing Retail 5.3 7 Commercial & Professional Services 6.3 7 Commercial & Professional Services 4.9 8 Retailing 6.1 8 Copper 4.8 9 Diversified Financials 5.4 9 Paper Packaging 4.8 10 E-Commerce 5.3 10 Homefurnishing Retail 4.7 � Top 10 total 80.2% 11 Hotels, Resorts & Cruise Lines 3.7 All others 19.8% 12 Casinos & Gaming 3.2 � � � 13 Industrial Conglomerates 3.1 14 Apparel, Accessories & Luxury Goods 2.8 � � � 15 Integrated Telecommunication Services 2.3 16 Semiconductors 2.1 � � � 17 Textiles 2.1 18 Pharmaceuticals 2.0 � � � 19 Technology Hardware, Storage & Peripherals 1.7 20 Technology Distributors 1.7 � � � � Top 20 total 87.3 % All others 12.7% 1 Based on ABR for the Industrial and Office segments.

43 Industry Concentration: Industrial As of September 30, 20242021 Top 8 Industries Top 14 Sub-Industries   Industry % of ABR1   Sub-Industry % of ABR1 1 Capital Goods 22.7% 1 Internet & Direct Marketing Retail 17.4% 2 E-Commerce 17.4 2 Homefurnishing Retail 15.3 3 Consumer Durables & Apparel 15.7 3 Soft Drinks 10.5 4 Retailing 15.3 4 Industrial Conglomerates 10.0 5 Food, Beverage & Tobacco 10.5 5 Apparel, Accessories & Luxury Goods 9.0 6 Materials 8.4 6 Aerospace & Defense 7.5 7 Automobiles & Components 5.6 7 Textiles 6.7 8 Commercial & Professional Services 4.4 8 Paper Packaging 5.4 � Top 8 total 100.0% 9 Diversified Support Services 4.6 All others — % 10 Auto Components 3.5 � � � 11 Metal & Glass Containers 3.0 12 Industrial Machinery 2.8 � � � 13 Construction Machinery & Heavy Trucks 2.3 14 Auto Parts & Equipment 2.0 Top 14 total 100.0% � � � All others — % 1 Based on ABR for Industrial segment.

44 Industry Concentration: Office As of September 30, 2024 2021 Top 10 Industries Top 20 Sub-Industries   Industry % of ABR1   Sub-Industry % of ABR1 1 Materials 11.6% 1 Aerospace & Defense 11.4% 2 Capital Goods 11.4 2 Soft Drinks 10.6 3 Food, Beverage & Tobacco 10.6 3 Health Care Services 8.8 4 Utilities 10.3 4 Renewable Electricity 8.4 5 Health Care Equipment & Services 10.1 5 Investment Banking & Brokerage 7.7 6 Consumer Services 9.9 6 Commercial & Professional Services 7.0 7 Diversified Financials 7.9 7 Copper 7.0 8 Commercial & Professional Services 7.0 8 Hotels, Resorts & Cruise Lines 5.3 9 Technology Hardware & Equipment 4.8 9 Casinos & Gaming 4.6 10 Telecommunication Services 3.4 10 Paper Packaging 4.6 Top 10 total 87.0% 11 Integrated Telecommunication Services 3.4 All others 13.0% 12 Semiconductors 3.0 13 Pharmaceuticals 2.8 14 Technology Hardware, Storage & Peripherals 2.4 15 Technology Distributors 2.4 16 Oil & Gas Exploration & Production 2.1 17 Home Improvement Retail 2.0 18 Electric Utilities 1.9 19 IT Consulting & Other Services 1.8 20 Managed Health Care 1.3 � � Top 20 total 98.5 % All others 1.5% 1 Based on ABR for Office segment.

45 Geographic Distribution by State (% of ABR1) Market Concentration: All Segments As of September 30, 2024 (USD in thousands) Top 10 Markets (% of ABR)1 Markets ABR % of ABR1 1 Phoenix $ 23,605 13.0% 2 Northern New Jersey 19,884 10.9 3 Boston 12,839 7.1 4 Charlotte 11,925 6.6 5 Denver 10,993 6.0 6 Birmingham 9,409 5.2 7 Columbus 9,035 5.0 8 Chicago 8,901 4.9 9 Stockton/Modesto 7,637 4.2 10 Las Vegas 7,324 4.0 Top 10 total $ 121,552 66.9% 13.0% 10.9% 7.3% 7.1% 6.9% 6.5% 5.4% 5.2% 5.0% 4.9% 27.8% Arizona New Jersey Colorado Massachusetts California Ohio South Carolina Alabama Florida Illinois All Others 1 Based on ABR for the portfolio.

46 Geographic Distribution (% of ABR1) Market Concentration: Industrial and Office As of September 30, 2024 (USD in thousands) Top 10 Markets (% of ABR)1 Markets ABR % of ABR1 1 Phoenix $ 20,287 12.5% 2 Boston 12,839 7.9 3 Denver 10,993 6.8 4 Northern New Jersey 10,264 6.3 5 Birmingham 9,409 5.8 6 Chicago 8,901 5.5 7 Charlotte 8,701 5.4 8 Columbus 7,816 4.8 9 Stockton/Modesto 7,637 4.7 10 Las Vegas 5,201 3.2 Top 10 total $ 102,048 62.9% 12.5% 8.2% 7.9% 7.8% 6.5% 6.3% 6.1% 5.8% 5.6% 5.5% 27.8% Arizona Colorado Massachusetts California Ohio New Jersey South Carolina Alabama Florida Illinois All Others 1 Based on ABR for the Industrial and Office segments.

47 Geographic Distribution (% of ABR1) Market Concentration: Industrial As of September 30, 2024 (USD in thousands) Top 10 Markets (% of ABR)1 Markets ABR % of ABR1 1 Chicago $ 8,901 17.8% 2 Columbus 7,816 15.6 3 Stockton/Modesto 7,637 15.3 4 Jacksonville 4,497 9.0 5 Savannah 3,335 6.7 6 Tampa 3,286 6.6 7 Detroit 3,167 6.3 8 Cleveland 2,716 5.4 9 Hampton Roads 2,615 5.2 10 Winston-Salem 1,969 3.9 Top 10 total $ 45,939 91.8% 21.1% 17.8% 15.6% 15.3% 6.7% 6.3% 5.2% 3.9% 2.3% 2.3% 3.5% Ohio Illinois Florida California Georgia Michigan Virginia North Carolina South Carolina New Jersey All Others 1 Based on ABR for Industrial segment.

48 Geographic Distribution (% of ABR1) Market Concentration: Office As of September 30, 2024 (USD in thousands) Top 10 Markets (% of ABR)1 Markets ABR % of ABR1 1 Phoenix $ 20,287 18.1% 2 Boston 12,839 11.4 3 Denver 10,993 9.8 4 Birmingham 9,409 8.4 5 Northern New Jersey 9,105 8.1 6 Charlotte 8,701 7.7 7 Las Vegas 5,201 4.6 8 Memphis 5,131 4.6 9 San Diego 4,973 4.4 10 Seattle/Puget Sound 3,794 3.4 Top 10 total $ 90,433 80.5% 18.1% 11.9% 11.4% 8.4% 8.1% 7.8% 7.7% 4.6% 4.4% 3.4% 14.2% Arizona Colorado Massachusetts Alabama New Jersey Tennessee South Carolina Nevada California Washington All Others 1 Based on ABR for Office segment.

49 Geographic Distribution (% of ABR1) Market Concentrations: Other As of September 30, 2024 (USD in thousands) Top 10 Markets (% of ABR)1 Markets ABR % of ABR1 1 Northern New Jersey $ 9,620 49.3% 2 Phoenix 3,318 17.0 3 Charlotte 3,224 16.5 4 Las Vegas 2,123 10.9 5 Columbus 1,219 6.3 Top 5 total $ 19,504 100.0% 49.3% 17.0% 16.5% 10.9% 6.3% New Jersey Arizona North Carolina Nevada Ohio 1 Based on ABR for Other segment.

50 Lease Expirations: All Segments As of September 30, 2024 (USD in thousands) Lease Maturity Schedule (by ABR1) 1 Based on ABR for the portfolio. $— $5,212 $9,423 $14,524 $19,028 $41,564 $27,132 $16,169 $12,141 $8,671 $27,970 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 >2033 Expiring Leases Year Industrial Office Other Total Approx. Square Feet ABR % of ABR1 2024 — — — — — $ — — % 2025 — 3 1 4 302,900 5,212 2.9 2026 1 1 2 4 1,485,900 9,423 5.2 2027 — 7 — 7 570,700 14,524 8.0 2028 4 3 4 11 2,027,200 19,028 10.5 2029 2 6 3 11 2,475,100 41,564 22.9 2030 1 3 3 7 2,385,100 27,132 14.9 2031 2 2 — 4 1,379,500 16,169 8.9 2032 2 4 — 6 1,457,100 12,141 6.7 2033 3 1 1 5 1,473,000 8,671 4.8 >2033 4 5 — 9 1,964,500 27,970 15.3 Vacant — — — — 719,800 — — Totals 19 35 14 68 16,240,800 $ 181,834 100%

51 Lease Expirations: Industrial and Office As of September 30, 2024 (USD in thousands) Lease Maturity Schedule (by ABR1) $— $1,988 $7,690 $14,524 $15,607 $32,226 $25,657 $16,169 $12,141 $8,358 $27,970 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 >2033 Expiring Leases Year Industrial Office Approx. Square Feet ABR % of ABR1 2024 — — — $ — — % 2025 — 3 104,000 1,988 1.2 2026 1 1 1,154,500 7,690 4.7 2027 — 7 570,700 14,524 8.9 2028 4 3 1,762,500 15,607 9.6 2029 2 6 2,134,100 32,226 19.9 2030 1 3 2,311,700 25,657 15.8 2031 2 2 1,379,500 16,169 10.0 2032 2 4 1,457,100 12,141 7.5 2033 3 1 1,454,900 8,358 5.1 >2033 4 5 1,964,500 27,970 17.2 Vacant — — 69,100 — — Totals 19 35 14,362,600 $ 162,330 100% 1 Based on ABR for the Industrial and Office segments.

52 Lease Expirations: Industrial As of September 30, 2024 (USD in thousands) Lease Maturity Schedule (by ABR1) $— $— $5,000 $— $7,667 $6,054 $7,637 $8,683 $4,685 $5,987 $4,304 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 >2033 Expiring Leases Year Leases Approx. Square Feet ABR % of ABR1 2024 — — $ — — % 2025 — — — — 2026 1 978,100 5,000 10.0 2027 — — — — 2028 4 1,290,100 7,667 15.3 2029 2 1,129,700 6,054 12.1 2030 1 1,501,400 7,637 15.3 2031 2 1,039,200 8,683 17.4 2032 2 1,113,000 4,685 9.4 2033 3 1,340,400 5,987 12.0 >2033 4 609,900 4,304 8.5 Vacant — — — — Totals 19 9,001,800 $ 50,017 100.0% 1 Based on ABR for Industrial segment.

53 Lease Expirations: Office As of September 30, 2024 (USD in thousands) Lease Maturity Schedule (by ABR1) $— $1,988 $2,690 $14,524 $7,940 $26,172 $18,020 $7,486 $7,456 $2,371 $23,666 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 >2033 Expiring Leases Year Leases Approx. Square Feet ABR % of ABR1 2024 — — $ — — % 2025 3 104,000 1,988 1.8 2026 1 176,400 2,690 2.4 2027 7 570,700 14,524 12.9 2028 3 472,400 7,940 7.1 2029 6 1,004,400 26,172 23.3 2030 3 810,300 18,020 16.0 2031 2 340,300 7,486 6.7 2032 4 344,100 7,456 6.6 2033 1 114,500 2,371 2.1 >2033 5 1,354,600 23,666 21.1 Vacant — 69,000 — — Totals 35 5,360,700 $ 112,313 100.0% 1 Based on ABR for Office segment.

54 Lease Expirations: Other As of September 30, 2024 (USD in thousands) Lease Maturity Schedule (by ABR1) $— $3,224 $1,733 $— $3,421 $9,338 $1,475 $— $— $313 $— 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 >2033 Expiring Leases Year Total Approx. Square Feet ABR % of ABR1 2024 — — $ — — % 2025 1 198,900 3,224 16.5 2026 2 331,400 1,733 8.9 2027 — — — — 2028 4 264,700 3,421 17.5 2029 3 341,000 9,338 47.9 2030 3 73,400 1,475 7.6 2031 — — — — 2032 — — — — 2033 1 18,100 313 1.6 >2033 — — — — Vacant — 650,700 — — Totals 14 1,878,200 $ 19,504 100.0% 1 Based on ABR for Other segment.

Notes & Definitions 55

56 Notes & Definitions ABR (Annualized Base Rent) “Annualized Base Rent” or “ABR” means the contractual base rent excluding rent abatements and deducting base year operating expenses for gross and modified gross leases as of September 30, 2024, unless otherwise specified, multiplied by 12 months. For leases in effect at the end of any quarter that provide for rent abatement during the last month of that quarter, the Company used the monthly contractual base rent payable following expiration of the abatement period. Average Annual Rent Escalations "Average Annual Rent Escalations" is defined as weighted average rental increase is based on the remaining term of each lease, excluding leases that expire within one year. Cash and cash equivalents "Cash and cash equivalents" represent all short-term, highly liquid investments that are readily convertible to cash with a maturity of three months or less at the time of purchase to be cash equivalents. EBITDA “EBITDA” is earnings before interest, tax, depreciation and amortization. We use EBITDA as a non-GAAP supplemental performance measure to evaluate the operating performance of the Company. We believe this measure is helpful to investors because it is a direct measure of the actual operating results of our properties. However, because EBITDA is calculated before recurring cash charges, including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility as a measure of our liquidity is limited. Accordingly, EBITDA should not be considered an alternative to cash flow from operating activities (as computed in accordance with GAAP) as a measure of our liquidity or as an alternative to net income, as computed in accordance with GAAP. EBITDA may not be comparable to similarly titled measures of other companies. EBITDAre “EBITDAre” is defined by The National Association of Real Estate Investment Trusts ("NAREIT") as follows: (a) GAAP Net Income plus (b) interest expense plus (c) income tax expense plus (d) depreciation and amortization plus/minus (e) losses and gains on the disposition of depreciated property, including losses/ gains on change of control plus (f) impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in value of depreciated property in the affiliate, plus (g) adjustments to reflect the entity's share of EBITDAre of consolidated affiliates. We use EBITDAre as a non-GAAP supplemental performance measure to evaluate the operating performance of the Company. We believe this measure is helpful to investors because it is a direct measure of the actual operating results of our properties. However, because EBITDAre is calculated before recurring cash charges, including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility as a measure of our liquidity is limited. Accordingly, EBITDAre should not be considered an alternative to cash flow from operating activities (as computed in accordance with GAAP) as a measure of our liquidity or as an alternative to net income, as computed in accordance with GAAP. EBITDAre may not be comparable to similarly titled measures of other companies. Economic Occupancy "Economic Occupancy" means leases effective as of the reporting date.

57 Notes & Definitions (continued) Funds from Operations ("FFO") and Adjusted Funds from Operations ("AFFO") "FFO" and "AFFO" are non-GAAP financial measures that we believe are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”). FFO is defined as net income or loss computed in accordance with GAAP, excluding extraordinary items, as defined by GAAP, and gains and losses from sales of depreciable real estate assets, adding back impairment write-downs of depreciable real estate assets, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships, joint ventures and preferred dividends. Because FFO calculations exclude such items as depreciation and amortization of depreciable real estate assets and gains and losses from sales of depreciable real estate assets (which can vary among owners of identical assets in similar conditions based on historical cost accounting and useful-life estimates), they facilitate comparisons of operating performance between periods and between other REITs. As a result, we believe that the use of FFO, together with the required GAAP presentations, provides a more complete understanding of our performance relative to our competitors and a more informed and appropriate basis on which to make decisions involving operating, financing, and investing activities. It should be noted, however, that other REITs may not define FFO in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently than we do, making comparisons less meaningful. Additionally, we use AFFO as a non-GAAP financial measure to evaluate our operating performance. AFFO excludes non-routine and certain non-cash items such as revenues in excess of cash received, amortization of share-based compensation net, deferred rent, amortization of in-place lease valuation, acquisition or investment-related costs, financed termination fee, net of payments received, gain or loss from the extinguishment of debt, unrealized gains (losses) on derivative instruments, write-off transaction costs and other one-time transactions. We believe that AFFO is a recognized measure of sustainable operating performance by the REIT industry and is useful in comparing the sustainability of our operating performance with the sustainability of the operating performance of other real estate companies. Management believes that AFFO is a beneficial indicator of our ongoing portfolio performance and isolates the financial results of our operations. AFFO, however, is not considered an appropriate measure of historical earnings as it excludes certain significant costs that are otherwise included in reported earnings. Further, since the measure is based on historical financial information, AFFO for the period presented may not be indicative of future results.

58 Notes & Definitions (continued) FFO and AFFO - cont. By providing FFO and AFFO, we present information that assists investors in aligning their analysis with management’s analysis of long-term operating activities. FFO and AFFO have been revised to include amounts available to both common shareholders and limited partners for all periods presented. For all of these reasons, we believe the non-GAAP measures of FFO and AFFO, in addition to net income (loss) are helpful supplemental performance measures and useful to investors in evaluating the performance of our real estate portfolio. However, a material limitation associated with FFO and AFFO is that they are not indicative of our cash available to fund the payment of dividends since other uses of cash, such as capital expenditures at our properties and principal payments of debt, are not deducted when calculating FFO and AFFO. The use of AFFO as a measure of long-term operating performance on value is also limited if we do not continue to operate under our current business plan. FFO and AFFO should not be viewed as a more prominent measure of performance than net income (loss) and each should be reviewed in connection with GAAP measurements. Neither the SEC, NAREIT, nor any other applicable regulatory body has opined on the acceptability of the adjustments contemplated to adjust FFO in order to calculate AFFO and its use as a non-GAAP performance measure. In the future, NAREIT may decide to standardize the allowable exclusions across the REIT industry, and we may have to adjust the calculation and characterization of this non-GAAP measure. Investment Grade “Investment grade” means an investment grade credit rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody’s Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg’s default risk rating) that management believes is generally equivalent to an NRSRO investment grade rating; management can provide no assurance as to the comparability of these ratings methodologies or that any particular rating for a company is indicative of the rating that a single NRSRO would provide in the event that it rated all companies for which the Company provides credit ratings; to the extent such companies are rated only by non-NRSRO ratings providers, such ratings providers may use methodologies that are different and less rigorous than those applied by NRSROs. In the context of Peakstone’s portfolio, references to “investment grade” include, and credit ratings provided by Peakstone may refer to, tenants, guarantors, and non-guarantor parent entities. There can be no assurance that such guarantors or non- guarantor parent entities will satisfy the tenant’s lease obligations, and accordingly, any such credit ratings may not be indicative of the creditworthiness of the Company's tenants. Net Debt “Net Debt” is total consolidated debt less cash and cash equivalents (excluding restricted cash).

59 Notes & Definitions (continued) Net Operating Income (NOI), Cash NOI, and Same Store Cash NOI Net operating income (“NOI”) is a non-GAAP financial measure calculated as net (loss) income, the most directly comparable financial measure calculated and presented in accordance with GAAP, excluding general and administrative expenses, interest expense, depreciation and amortization, impairment of real estate, impairment of goodwill, gains or losses on early extinguishment of debt, gains or losses on sales of real estate, investment income or loss, termination income and equity in earnings of any unconsolidated real estate joint ventures. NOI on a cash basis (“Cash NOI”) is NOI adjusted to exclude the effect of straight-line rent and amortization of acquired above- and below-market lease intangibles adjustments required by GAAP. Cash NOI for our Same Store portfolio (“Same Store Cash NOI”) is Cash NOI for properties held for the entirety of all periods presented, with an adjustment for lease termination fees to provide a better measure of actual cash basis rental growth for our Same Store portfolio. We believe that NOI, Cash NOI and Same-Store Cash NOI are helpful to investors as additional measures of operating performance because we believe they help both investors and management to understand the core operations of our properties excluding corporate and financing-related costs and non-cash depreciation and amortization. NOI, Cash NOI and Same Store Cash NOI are unlevered operating performance metrics of our properties and allow for a useful comparison of the operating performance of individual assets or groups of assets. These measures thereby provide an operating perspective not immediately apparent from GAAP income from operations or net income (loss). In addition, NOI, Cash NOI and Same Store Cash NOI are considered by many in the real estate industry to be useful starting points for determining the value of a real estate asset or group of assets. Because NOI, Cash NOI and Same Store Cash NOI exclude depreciation and amortization and capture neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of NOI, Cash NOI and Same Store Cash NOI as measures of our performance is limited. Therefore, NOI, Cash NOI and Same Store Cash NOI should not be considered as alternatives to net income (loss), as computed in accordance with GAAP. NOI, Cash NOI and Same Store Cash NOI may not be comparable to similarly titled measures of other companies.

# Notes & Definitions (continued)

The table below represents a reconciliation of NOI to Cash NOI for the interim periods presented in the "Selected Financial Data" on slide 9.

| (Unaudited, USD in thousands) | For the Quarter Ended 6/30/2024 | | | | 3/31/2024 | | | | 12/31/2023 | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | Industrial | Office | Other | Total Portfolio | Industrial | Office | Other | Total Portfolio | Industrial | Office | Other | Total Portfolio |
| Revenue | $ 14,554 | $ 32,991 | $ 8,407 | $ 55,952 | $ 14,833 | $ 32,999 | $ 11,395 | $ 59,227 | $ 14,796 | $ 34,525 | $ 13,737 | $ 63,058 |
| Operating Property Expense | (612) | (3,284) | (1,762) | (5,658) | (1,138) | (3,172) | (2,369) | (6,679) | (909) | (3,189) | (3,134) | (7,232) |
| Property Tax Expense | (1,015) | (2,221) | (1,277) | (4,513) | (1,115) | (2,144) | (1,251) | (4,510) | (1,174) | (2,415) | (1,490) | (5,079) |
| Property Management Fees | (73) | (158) | (128) | (359) | (63) | (169) | (179) | (411) | (62) | (173) | (186) | (421) |
| **TOTAL NOI** | 12,854 | 27,328 | 5,240 | 45,422 | 12,517 | 27,514 | 7,596 | 47,627 | 12,651 | 28,748 | 8,927 | 50,326 |
| **NON-CASH ADJUSTMENTS:** | | | | | | | | | | | | |
| Straight Line Rent | (1,277) | (716) | 174 | (1,819) | (604) | (689) | 467 | (826) | (69) | (595) | 460 | (204) |
| In-Place Lease Amortization | (96) | (130) | (146) | (372) | (96) | (126) | (37) | (259) | (97) | (200) | (108) | (405) |
| Deferred Ground/Office Lease | — | 425 | (26) | 399 | — | 433 | (17) | 416 | — | 433 | (5) | 428 |
| Other Intangible Amortization | — | 372 | — | 372 | — | 372 | — | 372 | — | 377 | — | 377 |
| **TOTAL CASH NOI** | $ 11,481 | $ 27,279 | $ 5,242 | $ 44,002 | $ 11,817 | $ 27,504 | $ 8,009 | $ 47,330 | $ 12,485 | $ 28,763 | $ 9,274 | $ 50,522 |

Peakstone REALTY TRUST

60

61 Notes & Definitions Normalized EBITDAre “Normalized EBITDAre” is a non-GAAP supplemental performance measure to evaluate the operating performance of the Company. Normalized EBITDAre, as defined by the Company, represents EBITDAre(as defined by NAREIT), modified to exclude items such as acquisition-related expenses, employee separation expenses and other items that we believe are not indicative of the performance of our portfolio. Normalized EBITDAre also excludes the Normalized EBITDAre impact of properties sold during the period and extrapolate the operations of acquired properties to estimate a full quarter of ownership (in each case, as if such disposition or acquisition had occurred on the first day of the quarter). We may also exclude the annualizing of other large transaction items such as termination income recognized during the quarter. Management believes these adjustments to reconcile to Normalized EBITDAre provides investors with supplemental performance information that is consistent with the performance models and analysis used by management and provides investors a view of the performance of our portfolio over time. However, because Normalized EBITDAre is calculated before recurring cash charges, including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility as a measure of our liquidity is limited. Therefore, Normalized EBITDAre should not be considered as an alternative to net income, as computed in accordance with GAAP. Normalized EBITDAre may not be comparable to similarly titled measures of other companies. Normalized EBITDAre (Consolidated) "Normalized EBITDAre (Consolidated)" represents Normalized EBITDAre adjusted to exclude items related to any unconsolidated entities. We calculated Normalized EBITDAre (Consolidated) as follows: Management believes these adjustments to reconcile to Normalized EBITDAre (Consolidated) provides investors a view of the performance of our consolidated portfolio over time. However, because Normalized EBITDAre (Consolidated) is calculated before recurring cash charges, including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility as a measure of our liquidity is limited. Therefore, Normalized EBITDAre (Consolidated) should not be considered as an alternative to net income, as computed in accordance with GAAP. Normalized EBITDAre (Consolidated) may not be comparable to similarly titled measures of other companies. For the Quarter Ended (Unaudited, USD in thousands) 9/30/2024 6/30/2024 3/31/2024 12/31/2023 9/30/2023 Normalized EBITDAre $ 37,940 $ 41,051 $ 39,473 $ 42,085 $ 58,297 Adjustment for unconsolidated joint venture — — — — (15,993) Normalized EBITDAre (Consolidated) $ 37,940 $ 41,051 $ 39,473 $ 42,085 $ 42,304

62 Notes & Definitions (continued) Operating Margin "Operating Margin" is NOI/Revenue. Operating Partnership "Operating Partnership" refers to our operating partnership, PKST OP, L.P., which owns directly and indirectly all of the Company's assets. OP Units "OP Units" represents outstanding common units owned by unitholders other than Peakstone Realty Trust and represents the noncontrolling interest in the Operating Partnership. Per Share "Per Share" data represents amounts calculated based on the weighted-average number of basic and diluted common shares outstanding. Per Share/Unit "Per Share/Unit" data represents amounts calculated based on (i) the weighted-average number of basic and diluted common shares outstanding plus (ii) the weighted-average number of OP Units outstanding. This metric is used in FFO and AFFO calculations. Same Store "Same store" portfolio means properties which were held for a full period compared to the same period in the prior year. WALT “WALT” is weighted average lease term (in years). This is the average remaining lease term for all leases combined, weighted based on Annualized Base Rent.